N-CSR Certification Exhibit [EX-99.2.CERT]

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of the Vantagepoint Funds (the "Fund") on Form N-CSR for the period ending December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

                /s/ Joan McCallen

Joan McCallen, Principal Executive Officer

Date       March 1, 2007

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of the Vantagepoint Funds (the "Fund") on Form N-CSR for the period ending December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

/s/ Gerard P. Maus
Gerard P. Maus, Principal Financial Officer

Date       March 1, 2007